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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of report: June 13, 2000 (Date of Earliest Event Reported: May 31, 2000)



                              CLARUS CORPORATION
            (Exact name of Registrant as specified in its charter)


            Delaware                       0-24277                         58-1972600
(State or other jurisdiction of    (Commission File No.)     (IRS Employer Identification No.)
incorporation or organization)


                            3970 Johns Creek Court
                                   Suite 100
                            Suwanee, Georgia 30024
         (Address of principal executive offices, including zip code)
                                (770) 291-3900
             (Registrant's telephone number, including area code)



                       (Former name or Former Address if
                          Changed Since Last Report)

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ITEM 2.  Acquisition or Disposition of Assets

      On May 31, 2000, Clarus Corporation ("Clarus") acquired all of the outstanding capital stock of SAI (Ireland) Limited, SAI Recruitment Limited, i2Mobile.com Limited and SAI America Limited (the "Companies") pursuant to a Stock Purchase Agreement dated May 31, 2000, between Clarus, the Companies and the Companies' shareholders, a copy of which is attached to this current report as Exhibit 2.1. As a result of these acquisitions, each of the Companies became a wholly-owned subsidiary of Clarus. As consideration for the acquisition of the Companies, Clarus issued 1,148,000 shares of its common stock and paid an aggregate of $13.68 million in cash to the Companies' shareholders. Clarus used a portion of the proceeds it received from its recent follow-on offering to pay the cash portion of the consideration. In connection with the acquisition, Clarus assumed the Software Architects International Limited Stock Incentive Plan (the "Plan"), a copy of which is attached to this current report as Exhibit 2.2, and all options granted under it. An amendment to the Plan is attached to this current report as Exhibit 2.3. On May 31, 2000, Clarus issued a press release announcing the acquisition of the Companies, a copy of which is attached to this current report as Exhibit 99.1. Prior to the acquisition, Clarus entered into a Patent License Agreement with SAI (Ireland) Limited and paid a one-time license fee of $15,000,000 in connection therewith. A copy of the Patent License Agreement is attached to this current report as Exhibit 10.1.

ITEM 7.  Financial Statements And Exhibits

      (a)   Financial Statements of Business Acquired

At the present time, it is impractical to provide the financial statements of the business acquired as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Clarus will file such financial statements under cover of a Form 8-K/A as soon as practicable, but not later than August 14, 2000 (60 days after this Report is required to be filed).

      (b)   Pro Forma financial information

At the present time, it is impractical to provide the pro forma financial information relative to the acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. Clarus will file such pro forma financial information under cover of a Form 8-K/A as soon as practicable, but not later than August 14, 2000 (60 days after this Report is required to be filed).

      (c)   Exhibits
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      2.1      Stock Purchase Agreement dated May 31, 2000 by and among Clarus
               Corporation, SAI (Ireland) Limited, SAI Recruitment Limited, i2Mobile.com Limited, SAI America Limited (the "Companies") and the shareholders of the Companies.
      2.2      Software Architects International Limited Stock Incentive Plan.
      2.3 2000 Declaration of Amendment to Software Architects International Limited Stock Incentive Plan.
      10.1     Patent License Agreement.
      99.1     Press Release.
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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CLARUS CORPORATION


Date: June 13, 2000                 /s/ Mark D. Gagne
                              ----------------------------------------------
                              MARK D. GAGNE
                              Chief Operating Officer and Chief Financial
                              Officer